EXHIBIT 23

OHIO EDISON COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-153608-06) of Ohio Edison Company of our report dated February 28, 2008, except as to the error correction described in Note 1 which is as of November 24, 2008, relating to the financial statements, which appears in this Amendment No. 1 on Form 10-K/A.

PricewaterhouseCoopers LLP

Cleveland, OH
November 24, 2008

EXHIBIT 23

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-153608-05) of The Cleveland Electric Illuminating Company of our report dated February 28, 2008, except as to the error correction described in Note 1 which is as of November 24, 2008, relating to the financial statements, which appears in this Amendment No. 1 on Form 10-K/A.

PricewaterhouseCoopers LLP

Cleveland, OH
November 24, 2008

EXHIBIT 23

THE TOLEDO EDISON COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-153608-04) of The Toledo Edison Company of our report dated February 28, 2008, except as to the error correction described in Note 1 which is as of November 24, 2008, relating to the financial statements, which appears in this Amendment No. 1 on Form 10-K/A.

PricewaterhouseCoopers LLP

Cleveland, OH
November 24, 2008

EXHIBIT 23

PENNSYLVANIA ELECTRIC COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-62295, 333-62295-01, 333-62295-02, and 333-153608-01) of Pennsylvania Electric Company of our report dated February 28, 2008, except as to the error correction described in Note 1 which is as of November 24, 2008, relating to the financial statements, which appears in this Amendment No. 1 on Form 10-K/A.

PricewaterhouseCoopers LLP

Cleveland, OH
November 24, 2008